AMENDMENT NO. 1 TO CERTAIN OPERATIVE AGREEMENTS

          THIS AMENDMENT NO. 1 (this "Amendment") dated as of August 28, 2000, is by and among DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation ("Dollar Tree"); DOLLAR TREE STORES, INC., a Virginia corporation ("DTSI"), DOLLAR TREE MANAGEMENT, INC., a Virginia corporation ("DTMI"), and DT
KEYSTONE DISTRIBUTION, R.L.L.L.P., a Virginia registered limited liability limited partnership ("DTKD") (individually, DTSI, DTMI and DTKD may be referred to as a "Guarantor"; collectively, DTSI, DTMI and DTKD may be referred to as the "Guarantors"); FIRST SECURITY BANK, NATIONAL
ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the DTSD Realty Trust 1999-1 (the "Owner
Trustee", the "Borrower" or the "Lessor"); and FIRST UNION NATIONAL BANK, a national banking association, as Lender and as Holder (the "Bank"). Capitalized terms used in this Amendment, but not otherwise defined herein, shall have the meanings set forth in Appendix A to the Participation
Agreement (hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Security Agreement"), certain of the parties to this Amendment are parties to that certain Agency Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agency Agreement"), certain of the parties to this Amendment are parties to that certain Lease Agreement dated as of June 2, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to an $18 million end loaded lease financing facility (the "Facility") that has been established in favor of Dollar Tree;

         WHEREAS, the Credit Parties have requested certain modifications to the Participation Agreement, the Security Agreement, the Lease, the Agency Agreement and the other Operative Agreements in connection with the Lessee's request to increase the size of the Facility from $18 million to $58 million;

         WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                           A. PARTICIPATION AGREEMENT
                              -----------------------

         1. Appendix A to the Participation Agreement is hereby amended to modify the following defined terms as follows:

               "Closing Costs" shall mean all costs and expenses incident to any sale, lease, exchange, redeployment or other disposition of a Property, including without limitation reasonable attorneys' fees and escrow fees, recording fees, broker's fees, any out-of-pocket fees, costs (including breakage costs) or expenses incurred reasonably, or payable under the Operative Agreements, by any Financing Party in connection with the same and with the release of any Operative Agreement, and all applicable transfer taxes which may be imposed by reason of such sale, lease, exchange, redeployment or other disposition and the delivery of any and all instruments in connection therewith.

               "Company Obligations" shall mean the obligations of Dollar Tree, in any and all capacities under and with respect to the Operative Agreements and each Property of which it is a Lessee and with respect to any other Lessee, the obligations of such Lessee with respect to each Property of which it is a Lessee; provided, no Person shall be deemed to be a Guarantor with respect to any obligations with respect to any Property if such Person is the Lessee with respect to such Property; provided, further, with respect to obligations of the "Lessee" or the "Construction Agent" or any "Credit Party" under and with respect to the Operative Agreements that do not relate to a particular Property, such obligations shall be deemed to be "Company Obligations" of all Lessees and Construction Agents, and all Lessees and Construction Agents shall be jointly and severally liable for the direct performance of such obligations.

               "Construction Agent" shall mean, with respect to any Property, the Credit Party designated as lessee in the Lease Supplement respecting such Property, as the construction agent under the Agency Agreement respecting such Property.

               "Construction Period Termination Date" shall mean (a) the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement or (ii) September 4, 2001 or (b) such later date as shall be agreed to by the Bank.

               "Guarantors" shall mean the various parties to the Participation Agreement from time to time, as guarantors of the payment and performance obligations of any Construction Agent and any Lessee with respect to the Operative Agreements and the Properties; provided, no Person shall be deemed to be a Guarantor with respect to any obligations under and with respect to the Operative Agreements in connection with any Property if such Person is the Lessee with respect to such Property; provided, further, that Dollar Tree shall not be deemed to be a Guarantor with respect to any obligations of Dollar Tree under and with respect to the Operative Agreements in its capacity as Construction Agent.


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

               "Holder Commitments" shall mean $1,740,000, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements.

               "Lender Commitments" shall mean $56,260,000, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements.

               "Lessee" shall mean, with respect to any Property, the Credit Party designated as lessee on the applicable Lease Supplement respecting such Property.

               "Limited Recourse Amount" shall mean with respect to any Property, an amount equal to the Termination Value with respect to such Property on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to such Property.

               "Marketing Period" shall mean, if the Lessee that has executed a Lease Supplement respecting a particular Property has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the date on which such Property is sold pursuant to Article XXII of the Lease.

               "Maximum Residual Guarantee Amount" shall mean, with respect to any Property, an amount equal to the product of the aggregate Property Cost for such Property times eighty-three percent (83%).

               "Remarketing Fee" shall mean a remarketing fee equal to $1,290,000 payable to the Bank in accordance with Section 22.1(b) of the Lease; provided, in the event all of the Properties have been either purchased by the applicable Lessee or sold to a third party that is not an Affiliate of any Credit Party on or prior to the Expiration Date, the Bank shall not be entitled to the Remarketing Fee.

         2.    The following is hereby added as Section 8.9 of the Participation
Agreement:

         8.9 Appointment of Dollar Tree as Agent for each Lessee and each Construction Agent.
               -----------------------------------------------------------------

         Each Lessee and each Construction Agent hereby appoints Dollar Tree to act as its agent for all purposes under this Agreement and the other Operative Agreements (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans and Holder Advances). Each Lessee and each Construction Agent acknowledges and agrees that (a) Dollar Tree may execute such documents on behalf of any Lessee or Construction Agent as Dollar Tree deems appropriate in its sole discretion and each Lessee and each Construction Agent shall be bound by and obligated by all of the terms of any such document executed by Dollar Tree on its behalf, (b) any notice or other communication delivered by the Bank or any other Financing Party hereunder to Dollar Tree shall be deemed to have been delivered to each Lessee and each Construction Agent and (c) the Bank and each of the other Financing Parties shall accept (and shall be permitted to rely on) any document or agreement executed by Dollar Tree


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

on behalf of any Lessee or Construction Agent. Each Financing Party agrees that any notice required to be given to any Lessee or Construction Agent (other than Dollar Tree) shall also be given to Dollar Tree in its capacity as agent under this Section 8.9.

         3. The last paragraph of Section 12.2 of the Participation Agreement is hereby amended to read as follows:

         Each Lessee and each Construction Agent hereby agrees that Dollar Tree shall be appointed as its exclusive agent to receive all notices delivered pursuant hereto on its behalf, and Dollar Tree hereby accepts such appointment as agent and agrees to accept such delivery on behalf of each Lessee and each Construction Agent. Except as limited by the immediately preceding sentence, from time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto. Each notice hereunder shall be effective upon receipt or refusal thereof.

                               B. LEASE AGREEMENT.
                                  ---------------

         1. The introductory paragraph of the Lease is hereby amended to read as follows:

         THIS LEASE AGREEMENT dated as of June 2, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under the DTSD Realty Estate Trust 1999-1, as lessor (the "Lessor"), DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation, having its principal place of business at 500 Volvo Parkway, Chesapeake, Virginia 23320, and each of the various Credit Parties deemed to be a party hereto from time to time, as lessee with respect to one or more Properties.

         2.    Section 1.1 of the Lease is hereby amended to read as follows:

         1.1   Definitions.

         For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of June 2, 1999
(as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Dollar Tree Distribution, Inc., the various parties thereto from time to time, as the Guarantors, Lessor and First Union National Bank, as Lender and as Holder. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

         3.    Section 7.1 of the Lease is hereby amended to read as follows:

         7.1   Ownership of the Properties.

               (a) Lessor and each Lessee intend that (i) for financial accounting purposes with respect to each Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of each Property and (C) the Lessee that has executed a Lease Supplement respecting a particular Property will be treated as the lessee of such Property, but (ii) for federal and all state and local income tax purposes and bankruptcy purposes (A) this Lease will be treated as a financing arrangement and (B) the Lessee that has executed a Lease Supplement respecting a particular Property will be treated as the owner of such Property and will be entitled to all tax benefits ordinarily available to owners of property similar to such Property for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. The applicable Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with such Lessee's claim of such deductions.

               (b) In order to secure the obligations of any Lessee now existing or hereafter arising under any and all Operative Agreements, each Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security Documents) in and lien on all right, title and interest of such Lessee (now owned or hereafter acquired) in and to all Properties, to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of such Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is real property. Lessor and each Lessee further intend and agree that, for the purpose of securing the obligations of any Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements, (i) the Lease and each Lease Supplement shall be a security agreement and financing statement respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in each Property referenced in Article II constitutes a grant by each Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of such Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of any Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Each Lessee


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

          shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, mortgage lien and deed of trust in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.

         4.    Section 20.1 of the Lease is hereby amended to read as follows:

         20.1  Purchase Option or Sale Option-General Provisions.

               Not less than one hundred eighty (180) days (or respecting the Purchase Option only, not less than sixty (60) days) and no more than two hundred forty (240) days prior to the third annual anniversary of the date of this Lease, the Expiration Date or, respecting the Purchase Option only, any Payment Date (such third annual anniversary date, such Expiration Date or, respecting the Purchase Option only, any such Payment Date being hereinafter referred to as the "Election Date"), the applicable Lessee respecting one or more Properties may give Lessor irrevocable written notice (the "Election Notice") that such Lessee is electing to exercise either (a) the option to purchase one or more Properties on the applicable Election Date (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the third annual anniversary of the date of this Lease or the Expiration Date only, the option to remarket one or more of such Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the applicable Election Date pursuant to the terms of Section 22.1 (the "Sale Option"). If the applicable Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred eighty (180) days and not more than two hundred forty (240) days prior to the Expiration Date, then the applicable Lessee shall be deemed to have elected for the Purchase Option to apply with respect to all Properties for which the Lessee has executed a Lease Supplement on the Expiration Date. If the applicable Lessee shall elect (or be deemed to have elected) to exercise the Purchase Option for one or more Properties then the applicable Lessee shall pay to Lessor on the date on which such purchase is scheduled to occur an amount equal to the Termination Value for the affected Property or Properties (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to the applicable Lessee all of Lessor's right, title and interest in and to such Property or Properties in accordance with Section 20.2.

         5.    Section 20.2 of the Lease is hereby amended to read as follows:

         20.2  Lessee Purchase Option.

               Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for one or more of the Properties) and provided, that the Election Notice has been appropriately given specifying the Purchase Option, the applicable Lessee shall purchase the Property or Properties identified (or deemed to be identified) in the applicable Election Notice on the applicable


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

Election Date at a price equal to the Termination Value for such Property or Properties (which the parties do not intend to be a "bargain" purchase price).

               Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with a particular Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to one or more Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to such Lessee, at such Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the applicable Lessee) of each applicable Ground Lease and special or limited warranty Deeds conveying each affected Property (to the extent it is real property not subject to a Ground Lease) to the applicable Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each affected Property (to the extent it is personal property) to the applicable Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Property shall be conveyed to the applicable Lessee "AS-IS, WHERE-IS" and in then present physical condition.

               If  any  Property  is  the  subject  of  remediation   efforts
respecting Hazardous Substances at the applicable Election Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's discretion), then the applicable Lessee shall be obligated to purchase each such Property pursuant to Section 20.2.

               On the applicable Election Date on which a particular Lessee has elected to exercise its Purchase Option, such Lessee shall pay (or cause to be paid) to Lessor, the Bank and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by such Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

         6.    Section 20.3 of the Lease is hereby amended to read as follows:

         20.3  Third Party Sale Option.

               (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, the applicable Lessee shall undertake to cause a sale of the applicable Property or Properties on the applicable Election Date (all as specified in the Election Notice), in accordance with the provisions of Section 22.1 hereof. Such Election Date on which a sale is required may be hereafter referred to as the "Sale Date".

               (b) In the event a particular Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty


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

          (60) days prior to the Sale Date, such Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment for each such Property recently prepared (no more than thirty (30) days old prior to the Sale Date) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to the Sale Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then such Lessee on the Sale Date shall pay to Lessor an amount equal to the Termination Value for the applicable Property or Properties and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to such Lessee all of Lessor's right, title and interest in and to all the Properties in accordance with Section 19.1.

         7.    The following is hereby added as Section 20.4 of the Lease:

         20.4 Appointment of Dollar Tree as Agent for the Lessees with Respect to the Purchase Option or the Sale Option.

               Each Lessee hereby appoints Dollar Tree to act as its agent, and Dollar Tree hereby accepts such appointment, for the purpose of providing the Election Notice pursuant to Section 20.1 on behalf of each of the Lessees.

         8.    Section 22.1 of the Lease is hereby amended to read as follows:

         22.1  Sale Procedure.

               (a) During the Marketing Period, the Lessee that has executed a Lease Supplement respecting one or more Properties for which the Sale Option has been elected, on behalf of Lessor, shall obtain bids for the cash purchase of such Property or Properties in connection with a sale to one (1) or more third party purchasers to be consummated on the Sale Date for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than the applicable Lessee or any Affiliate of the applicable Lessee.

               Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids for any Property submitted by the applicable Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for such Property plus Closing Costs related to the sale of such Property, and represent bona fide offers from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for


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

          a Property on the Sale Date is less than the sum of the Limited Recourse Amount for such Property plus Closing Costs related to the sale of such Property or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids or if such Property is otherwise not sold on the Sale Date, Lessor may elect to retain such Property by giving the applicable Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, the applicable Lessee shall surrender, or cause to be surrendered, each of the Properties specified in such notice in accordance with the terms and conditions of Section 10.1. Upon acceptance of any bid, Lessor agrees, at the applicable Lessee's request, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor.

               Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, the applicable Lessee shall arrange for Lessor to sell each other Property for which the Sale Option has been elected and a bid has been accepted free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by the applicable Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently and in good faith contesting, at the cost and expense of Lessor or the Trust Company, in its individual capacity, such Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to the applicable Lessee, shall be delayed for the period of such contest. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty Deeds conveying each such Property (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in each such Property (to the extent it is real property and subject to a Ground Lease) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed and/or each Ground Lease assignment; and (d) FIRPTA affidavits, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between the applicable Lessee and such purchaser. The applicable Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. In the event any Property for which the Sale Option has been elected has not been sold by the Expiration Date, each applicable Lessee shall continue to use its best efforts to market all remaining unsold Properties.

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

               (b) If any Property is sold on a Sale Date to a third party purchaser in accordance with the terms of Section 22.1(a) and the purchase price paid for such Property is less than the Property Cost for such Property (hereinafter such difference shall be referred to as the "Deficiency Balance"), then the Lessee that has executed a Lease Supplement with respect to such Property hereby unconditionally promises to pay to Lessor on the Sale Date the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for such Property. On a Sale Date if Lessor receives any amount in excess of the Termination Value for such Property from a third party purchaser, then Lessor shall pay to the applicable Lessee any such excess amounts. If one or more of the Properties are retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a) or if any Property for which the Sale Option has been elected is not sold on or prior to the Expiration Date, then the Lessee that has executed a Lease Supplement with respect to such Property hereby unconditionally promises to pay to Lessor on the Sale Date an amount equal to the Maximum Residual Guarantee Amount for each such Property so retained, together with any and all Rent and all other amounts then due and owing by such Lessee to the Financing Parties pursuant to the Operative Agreements. Each Lessee shall also pay to the Bank, on the Expiration Date, such Lessee's pro rata share of the Remarketing Fee (based on the ratio of the Property Cost allocable to such retained Properties for which such Lessee has executed a Lease Supplement to the aggregate Property Cost for all Properties so retained). The failure to pay the Deficiency Balance or the Maximum Residual Guarantee Amount, the Remarketing Fee or any such other amounts referenced in this Section 22.1(b) shall constitute a Lease Event of Default.

               Upon the sale to a third party purchaser (which is not a Subsidiary or Affiliate of any Credit Party) of any Property, provided that the Deficiency Balance or Maximum Residual Guarantee Amount, the Remarketing Fee and all such other amounts referenced in this Section 22.1(b) have been paid, the proceeds from the sale of such Property will be applied in accordance with Section 22.2.

               (c) In the event that any Property is either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date the applicable Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by the applicable Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. The applicable Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

               (d) Notwithstanding the foregoing provisions of this Section 22.1 and the rights of each Lessee to remarket the Property or Properties with respect to which such Lessee has executed a Lease Supplement, Lessor and each other Financing Party at all times shall be permitted to market the Properties and solicit bids therefor.

         9.    Section 22.2 of the Lease is hereby amended to read as follows:

         22.2  Application of Proceeds of Sale.

               Lessor shall apply the proceeds of sale of each Property sold in the following order of priority:

               (a) FIRST, to pay or to reimburse Lessor (and/or the Bank, as the case may be) for the payment of Closing Costs;

               (b) SECOND, so long as the Credit Agreement is in effect and any Loans or Holder Advances or any amount is owing to the Financing Parties under any Operative Agreement, to the Bank to be allocated in accordance with Section 8.7 of the Participation Agreement; and

               (c) THIRD, to Lessee.


                              C. SECURITY AGREEMENT
                                 ------------------

         1. The first paragraph of the Preliminary Statement to the Security Agreement is hereby deleted and replaced with the following:

         Pursuant to the Credit Agreement, the Bank has agreed to make Loans to the Borrower in an aggregate amount not to exceed $56,260,000, upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Bank has agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed $1,740,000, upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a ground leasehold interest in certain Properties pursuant to one (1) or more Ground Leases).

         2. Section 24 of the Security Agreement is hereby amended to read as follows:

         24.   EACH LESSEE AS A PARTY.

         EACH LESSEE HAS EXECUTED OR IS DEEMED TO HAVE EXECUTED THIS SECURITY AGREEMENT FOR THE PURPOSE OF SUBJECTING TO THE SECURITY INTERESTS GRANTED HEREUNDER ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY TO SECURE ALL OBLIGATIONS OF ALL CREDIT PARTIES UNDER THE OPERATIVE AGREEMENTS. ACCORDINGLY, EACH LESSEE HEREBY GRANTS TO THE BANK A SECURITY INTEREST IN AND TO ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY (TO THE EXTENT SUCH LESSEE HAS ANY RIGHT, TITLE OR INTEREST THEREIN AND WITHOUT REGARD TO ANY LANGUAGE IN SECTION 2 OR THE DEFINITION OF "TRUST PROPERTY" OR ANY DEFINITION OF ANY ITEM CONSTITUTING THE TRUST PROPERTY WHICH OTHERWISE WOULD LIMIT THE TRUST PROPERTY TO THE RIGHT, TITLE AND INTEREST OF THE BORROWER THEREIN) TO SECURE ALL OBLIGATIONS OF ALL CREDIT PARTIES UNDER THE OPERATIVE AGREEMENTS. EACH LESSEE ACKNOWLEDGES AND AGREES THAT, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF ITS REMEDIES HEREUNDER AS AGAINST ANY SUCH RIGHT, TITLE, ESTATE OR INTEREST OF SUCH LESSEE IN OR TO THE TRUST PROPERTY.

                              D. AGENCY AGREEMENT.
                                 ----------------

         Paragraph A of the Preliminary Statement to the Agency Agreement is hereby amended to read as follows:

         A. The Lessor and the Construction Agents are parties to that certain Lease Agreement dated as of even date herewith (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Lease"), pursuant to which each Construction Agent, in each case as lessee with respect to one or more Properties, has agreed to lease certain Land, Improvements and Equipment and/or to sublease a ground leasehold in certain Properties subject to one (1) or more Ground Leases from the Lessor.

              E. OTHER OMNIBUS AMENDMENTS TO OPERATIVE AGREEMENTS.
                 ------------------------------------------------

         1. Each Credit Party hereby agrees that, by its execution of this Amendment, such Credit Party shall be deemed to have executed and shall be deemed to be a party to each Operative Agreement in such capacity as is necessary or desirable to effect the intent of the parties hereto with respect to this Amendment.

         2. Notwithstanding any term or provision in any Operative Agreement to the contrary, all references to the "Lessee" or the "Construction Agent" set forth in all Operative Agreements shall be deemed as of the Effective
Date to refer, with respect to any Property, to the Credit Party designated as Lessee on the applicable Lease Supplement respecting such Property. The parties hereto acknowledge and agree that DTKD shall be the sole Lessee and Construction Agent with respect to any Property located in the Commonwealth of Pennsylvania.

         3. In the event Dollar Tree shall cease to be named as Lessee on one or more Lease Supplements, Dollar Tree shall be deemed to be a Guarantor for all purposes under the Operative Agreements (including, without limitation, for purposes of the Guaranty under Section 6B of the Participation Agreement) as though Dollar Tree were a party to the Participation Agreement in such capacity.

         4. Notwithstanding any term or provision in any Operative Agreement to the contrary, no Person shall be deemed to be a Guarantor under Section 6B of the Participation Agreement or under any other Operative Agreement with respect to any Company Obligations arising out of or in connection with any Property of which such person is the Lessee and the Construction Agent; provided, however, nothing herein shall be deemed or interpreted to relieve any Lessee or any Construction Agent of any of its obligations as lessee or construction agent with respect to such Property under the Lease, the Agency Agreement or under any other Operative Agreement.

         5. This Amendment shall be effective upon satisfaction of the following conditions:

               (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Bank; and

               (b) receipt by the Bank of an Officer's and/or a Secretary's Certificate of each Credit Party (in form and in substance reasonably satisfactory to the Bank) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of the Credit Parties set forth in the Participation Agreement are true and correct as of the effective date hereof (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of the Credit Parties executing this Amendment; and

               (c) receipt by the Bank of a legal opinion from counsel for the Credit Parties (in form and substance reasonably satisfactory to the Bank).

         6. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

         7. The Lessor agrees to pay or cause to be paid, in either case in accordance with Section 7.3 of the Participation Agreement, all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. 9. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                DOLLAR TREE DISTRIBUTION, INC., as the
                                Lessee and as the Construction Agent

                                By:     /s/ Frederick C. Coble
                                       ---------------------------
                                Name:  Frederick C. Coble
                                       ---------------------------
                                Title: Sr. Vice President, CFO
                                       ---------------------------

                                DOLLAR TREE STORES, INC.,
                                as a Guarantor


                                By:    /s/ Frederick C. Coble
                                       ---------------------------
                                Name:  Frederick C. Coble
                                       ---------------------------
                                Title: Sr. Vice President, CFO
                                       ---------------------------

                                DOLLAR TREE MANAGEMENT, INC.,
                                as a Guarantor

                                By:    /s/ Frederick C. Coble
                                       ---------------------------
                                Name:  Frederick C. Coble
                                       ---------------------------
                                Title: Sr. Vice President, CFO
                                       ---------------------------

                                DT KEYSTONE DISTRIBUTION, R.L.L.L.P.,
                                as a Guarantor
                                       by DT Keystone Management, Inc., its
                                       general partner

                                By:    /s/ Frederick C. Coble
                                       ---------------------------
                                Name:  Frederick C. Coble
                                       ---------------------------
                                Title: Sr. Vice President
                                       ---------------------------

                           (Signature pages continue)

                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under then DTSD Realty Trust 1999-1

                                By:    /s/ DeAnn Madsen
                                       ---------------------------
                                Name:  Deann Madsen
                                       ---------------------------
                                Title: Trust Officer
                                       ---------------------------

                                FIRST UNION NATIONAL BANK, as the Holder and as the Lender

                                By:    /s/ W. R. Garrett
                                       ---------------------------
                                Name:  Weston Garrett
                                       ---------------------------
                                Title: Vice President
                                       ---------------------------


                              (Signature pages end)